UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

Analog Devices, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A amends and restates Item 5.07 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2013 by Analog Devices, Inc.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

Voting Results.
At the 2013 Annual Meeting of Shareholders of Analog Devices, Inc. (the “Company”), held on March 13, 2013, the proposals listed below were submitted to a vote of our shareholders. The proposals are described in our definitive proxy statement for the Annual Meeting.

Proposal 1 – The election of ten nominees to our Board of Directors each for a term of one year.

The ten (10) nominees named in the definitive proxy statement were elected to serve as directors until the 2014 annual meeting. Information as to the vote on each director standing for election is provided below:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Ray Stata	254,625,235	985,269	209,201	16,717,436
Jerald G. Fishman	253,882,965	1,572,967	363,773	16,717,436
James A. Champy	254,830,999	622,434	366,272	16,717,436
John C. Hodgson	255,078,602	375,746	365,357	16,717,436
Yves-Andre Istel	254,822,286	631,174	366,245	16,717,436
Neil Novich	247,840,315	7,579,356	400,034	16,717,436
F. Grant Saviers	247,428,573	8,026,534	364,598	16,717,436
Paul J. Severino	248,221,053	7,234,140	364,512	16,717,436
Kenton J. Sicchitano	255,115,362	332,853	371,490	16,717,436
Lisa T. Su	254,936,272	524,451	358,982	16,717,436

Proposal 2 – The approval of the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in our proxy statement.

The shareholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
227,687,756	25,913,714	2,218,235	16,717,436

Proposal 3 – The approval of our Executive Section 162(m) Plan.

The shareholders approved our Executive Section 162(m) Plan. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
250,908,314	4,317,808	593,583	16,717,436

Proposal 4 – The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending November 2, 2013.

The shareholders ratified the Company’s selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending November 2, 2013. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
269,133,923	3,089,750	313,468

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2013	ANALOG DEVICES, INC.
	By:	/s/ Margaret K. Seif
Margaret K. Seif
Vice President, General Counsel and Secretary